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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 2005


                            KMART HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-50278                 32-0073116
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(State or other jurisdiction of      (Commission                (IRS Employer
        incorporation)               File Number)            Identification No.)


      3100 West Big Beaver Road, Troy, Michigan                 48084
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      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (248) 463-1000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.


On March 18, 2005, the Company's Board of Directors amended the Company's By-Laws to change the Company's fiscal year end to the Saturday closest to January 31 in each year commencing with the fiscal year ending January 28, 2006. Previously, the Company's fiscal year ended on the last Wednesday in January. The change in fiscal year end will align the Company's fiscal year with the National Retail Federation calendar. It is expected that Sears Holdings Corporation, a subsidiary of the Company, will also have a year end on the Saturday closest to January 31.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KMART HOLDING CORPORATION
Date:  March 18, 2005

                                               By:    /s/ James F. Gooch
                                                      ------------------------
                                               Name:  James F. Gooch
                                               Title: Vice President, Controller